SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  May 25, 2006
                         -------------------------------
                         Date of Earliest Reported Event


                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                         2300 W. Wall Street, Suite 2300
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[__] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.

         In connection with the completion of the acquisition described in Item
2.01 below, the registrant's newly acquired subsidiary, Priority Power Management Ltd., has entered into the following employment agreements:

          o Employment and Non-Competition Agreement between Priority Power Management Ltd. and John J. Bick dated as of June 1, 2006, which provides for the employment of Mr. Bick for three years with successive one-year extensions thereafter unless terminated by either party. The agreement provides for an annual base salary of $140,000 and other benefits including reimbursement of expenses, insurance, vacation time, an annual bonus based upon performance criteria to be set each year, and other benefits generally provided by the employer. The agreement contains a non-compete provision which restricts certain activities by the employee during the term of the agreement and for a period of three years after termination of the agreement, and the employee is required to maintain the confidentiality of the employer's confidential information. The employment will be terminated upon the employee's death and may be terminated by the employer upon disability of the employee, for cause or other than for cause, or by the employee for good reason upon 30 days notice or for any other reason upon 90 days notice. The employee is not entitled to any severance benefits unless the employment is terminated by the employer other than for cause, in which case the company will either release the employee from the non-compete provisions or continue to pay the employee his then-current base salary until expiration of the term of the agreement.

          o Employment Agreement between Priority Power Management Ltd. and Padraig Ennis dated May 24, 2006 to be effective as of June 1, 2006, which provides for the employment of Mr. Ennis for three years unless terminated by either party. The agreement provides for an annual base salary of $140,000 and other benefits including reimbursement of expenses, insurance, vacation time, and other benefits generally provided by the employer. The agreement also provides for a one time bonus of $50,000 in connection with the consummation of the transaction described in
               Item 2.01 below, and an annual bonus related to the net income of Priority Power (as defined below), but not less than $30,000 per year. The agreement provides that for a period of 18 months after termination of the agreement by the employer for cause the employee will not solicit any person with whom the employer does business, interfere in any relationship of the employer or disparage the employer. The employment will be terminated upon the employee's death or permanent disability of the employee and may be terminated by the employer for cause or other than for cause, or by the employee for good reason. The employee is not entitled to any severance benefits unless the employment is terminated by the employer other than for cause or by the employee for good reason, in which case the employee will be entitled to severance equal to one year of the employee's base salary, payable either in a lump sum or semi-monthly payments at the discretion of the employer.


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Item 2.01.  Completion of Acquisition or Disposition of Assets.

On May 25, 2006, Amen Properties, Inc. (the "Company") completed its acquisition of all of the outstanding partnership interests in Priority Power Management, Ltd. and Priority Power Management Dallas, Ltd. (collectively, "Priority Power") pursuant to a Securities Purchase Agreement by and between the Company and its subsidiary, NEMA Properties LLC ("NEMA"), and the partners of Priority Power dated May 18, 2006 (the "Purchase Agreement"). Priority Power is in the business of providing energy management consulting services, and the Company believes that Priority Power's business is complimentary to the retail electricity provider business conducted by the Company's subsidiary, W Power and Light, LP ("W Power"). The total purchase price was $3,730,051.14, comprised of (i) $500,000 in cash, and (ii) promissory notes with the aggregate principal amount of $3,230,051.14 from the Company and NEMA and payable to the sellers, which accrue interest at the annual rate of 7.75% and are payable in equal quarterly installments of principal and accrued interest beginning at the end of the first full quarter after closing of the transaction and maturing on December 31, 2013. The cash portion of the purchase price was paid by the Company and NEMA from available cash, and no financing was utilized. The purchase price was determined based upon an appraisal of Priority Power and interim operating results of Priority Power.

There are several business relationships among Priority Power, its partners, the Company and its subsidiaries, and their respective affiliates. The Company's retail electricity provider subsidiary, W Power, has contractual relationships with Priority Power with respect to providing electricity to less than 0.2% of Priority Power's clients and the Company believes W Power will not provide energy to any Priority Power clients in the future. Additionally certain of the partners of Priority Power are customers of W Power. Listed in Schedule 4.21 of the Purchase Agreement are certain of the partners of Priority Power who are customers of Priority Power, none of which are considered significant customers. In addition, certain of the partners of Priority Power are also five percent or more stockholders of the Company or affiliates of stockholders of the Company, including an affiliate of Jon M. Morgan, the President and Chief Operating Officer of the Company, and Eric L. Oliver, the Chairman of the Board of Directors and the Chief Executive Officer of the Company. Jon M. Morgan is a fifty percent owner of Anthem Oil and Gas, Inc which is a limited partner of Priority Power. Mr. Morgan also owns an interest in the general partner of Priority Power Management, Ltd. Eric L. Oliver owns a thirty-seven and a half percent interest in a limited partner of Priority Power, Oakdale Ventures, Ltd. The full names of all of the sellers under the Purchase Agreement are set forth in the copy of the Purchase Agreement filed as an Exhibit to the Company's Form 8-K Current Report filed May 24, 2006.

Item 9.01.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

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                  Financial Information is currently unavailable and is not
                  included with this filing. The Company expects to have assembled the required financials information no later than August 10, 2006.

         (b)      Pro Forma Financial Information.

                  Pro Forma Financial Information is currently unavailable and is not included with this filing. The Company expects to have assembled the required pro forma financials no later than August 10, 2006.

          (c)     Exhibits.

                                    Title                            Exhibit No.
                                    -----                            -----------

       Employment Agreement between Priority Power Management,  Ltd and     10.1
       John Bick

       Employment Agreement between Priority Power Management,  Ltd and     10.2
       Padraig Ennis

       Securities  Purchase  Agreement among Amen Properties,  Inc. and     10.3
       NEMA  Properties,  LLC,  Priority  Power  Management,  Ltd.  and
       Priority  Power  Management  Dallas,  Ltd. and their  respective partners  dated  as of  May 18,  2006  (including  the  forms of
       promissory   note  and   assignment   delivered   at   closing),
       incorporated  by  reference  to the  Company's  Form 8-K Current
       Reported filed on May 24, 2006.

       Press release regarding the Company's completion of acquisition
       99.1 of Priority Power Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMEN PROPERTIES, INC.
                               (Registrant)

                               By:      /s/ Eric Oliver
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Date:    June 1, 2006                   Eric Oliver
                                        Chairman of the Board of Directors and
                                        Chief Executive Officer


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